LIBERTY CAPITAL OPPORTUNITIES FUND CLASS A

                      Stein Roe Capital Opportunities Fund



                                Semiannual Report
                                 March 31, 2002

CONTENTS
--------------------------------------------------------------------------------


President's Message..........................................................  1

   Keith Bank's thoughts on the market and investing

Portfolio Manager's Report...................................................  2

   An interview with the fund's portfolio manager

Performance Information......................................................  3

Investment Portfolio.........................................................  5

   A complete list of investments with market values

Financial Statements.........................................................  9

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements................................................ 12

Financial Highlights......................................................... 15

   Selected per-share data and ratios to average net assets



                Must be preceded or accompanied by a prospectus.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------


Dear Shareholder:

In the six months since our last report, investors have witnessed a turnaround in the economy and the stock market. Over this period, the S&P 500(R) Index has managed to recover all of the ground that it lost in the wake of the events of September 11. Some of the sectors hurt most in the downturn of the third quarter, such as airlines and insurance stocks, bounced back strongly in the fourth quarter. Although volatility set in shortly after the beginning of the new year, many market sectors have continued to deliver strong gains.

     Small company stocks, in general, outperformed the stocks of large and mid-sized companies as conviction about the economy carried over to a segment that traditionally stands to gain when the overall business environment picks up.

     In the report that follows, your portfolio manager will talk about the events of the period and the fund's performance in greater detail. As always, we thank you for investing with Liberty Funds.



Sincerely,


/s/ Keith T. Banks

Keith T. Banks
President
Liberty Funds



Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.


-----------------
 NOT FDIC INSURED
 MAY LOSE VALUE
NO BANK GUARANTEE
-----------------

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------


During the six-month period ended March 31, 2002, the Liberty Capital Opportunities Fund Class A shares, a class of shares of Stein Roe Capital Opportunities Fund, gained 23.47%, without a sales charge. In comparison, the fund's benchmark, the S&P MidCap 400 Index, returned 25.90%. The fund's peer group, the Morningstar Mid-Cap Growth Funds Category, returned 16.52% for the same period.

     The fund's underperformance relative to its benchmark is the result of an underweighting in technology stocks and relatively poor performance in the financial area. The fund made most of its gains in the first half of the period when the market rallied strongly. During the second half of the period, returns were relatively flat. We made no substantial changes to the fund's investments during the period.

AN IMPROVING INVESTMENT ENVIRONMENT

As investors anticipated an economic recovery in 2002, growth stocks, particularly technology shares, rallied strongly in the fourth quarter of 2001. Among growth stocks, investors preferred attractively priced small- and mid-cap stocks to more expensive large-caps. As the period progressed, it appeared that corporate profits would remain in the doldrums longer than had been expected. The lack of corporate profits raised concerns that valuations had reached unsustainable levels. Therefore, investors sold shares that had performed well, and the market rebound was cut short.

CONSUMER STOCKS AIDED PERFORMANCE

Consumer discretionary stocks, which tend to do well during periods of economic recovery, accounted for the fund's biggest sector weighting and produced the strongest performance. While the broad consumer discretionary sector includes many different industries--restaurants, cruise lines, and hotels, for example--our focus on retailers provided the most benefit. Kohl's Corp. (4.2% of net assets) was the fund's strongest performer.1

     The fund also benefited from investments in companies related to the housing industry, which enjoyed robust growth despite a lackluster economy. One such company is Fastenal Co. (1.9% of net assets), which sells supplies to the building industry.

MIXED RETURNS FROM FINANCIAL AND TECHNOLOGY STOCKS

     For several months, the financial sector benefited from declining interest rates which resulted in a wave of mortgage refinancings. As the economic recovery took hold, investors began selling mortgage-related financial shares because they grew concerned that interest rates might rise and end the mortgage refinancing cycle. Therefore, investments in MGIC Investment Corp.(2.9% of net assets) and Fidelity National Financial, Inc. (1.1% of net assets) detracted from performance.

     Since the fund's exposure to the technology sector was relatively small, it did not take full advantage of the run-up in technology shares early in the period. While some technology stocks, such as Microchip Technology, Inc. (1.4% of net assets) and Mercury Interactive Corp. (1.3% of net assets) aided performance; others, such TriQuint Semiconductor, Inc. dampened performance. We eliminated TriQuint Semiconductor, Inc. at the end of the period.

LOOKING TOWARD RECOVERY

Because we believe an accelerating economy should result in increased capital spending and corporate profits later this year and into next year, we have begun to position the fund to take advantage of the opportunities created by higher spending. For example, we have started to reduce the fund's commitment to consumer discretionary stocks and have invested in sectors such as business and consumer services, which should benefit from increased business activity.
In addition, we are evaluating our technology strategy in anticipation of a pick-up in information technology spending later in 2002. We are also maintaining a core of stable growth companies, those that we believe have the potential to produce consistent earnings in virtually any economic environment.


/s/ Richard Johnson


Richard Johnson

RICHARD JOHNSON, vice president of Columbia Management Group, Inc., joined Columbia Management in 1994 and serves as portfolio manager of the fund. He has managed various funds for Columbia Management since 1995.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies. Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.



1 Holdings are disclosed as of March 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                                          AVERAGE ANNUAL TOTAL RETURN (%)
                                            Period ended March 31, 2002


                                                         6-month
                                                      (cumulative)          1-year               5-year              10-year
                                                     ---------------     ---------------      ---------------     ---------------
                                                    without    with     without    with      without    with     without    with
                                                     sales     sales     sales     sales      sales     sales     sales     sales
                                                    charge    charge    charge    charge     charge    charge    charge    charge
---------------------------------------------------------------------------------------------------------------------------------
LIBERTY CAPITAL OPPORTUNITIES FUND CLASS A           23.47    16.37       0.96     -4.84       5.27      4.03      10.17     9.52
S&P MidCap 400 Index                                 25.90      n/a      18.86       n/a      17.98       n/a      15.82      n/a

Liberty Capital Opportunities Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.



                         GROWTH OF A $10,000 INVESTMENT
                                 3/31/92-3/31/02


[LINE CHART DATA]:

Liberty Capital Opportunities Fund Class A

                                                            Morningstar
       Class A without   Class A with     S&P MidCap        Mid-Cap Growth
       sales charge      sales charge     400 Index         Funds Category

3/92   $10,000.0         $ 9,425.0        $10,000.0         $10,000.0
         9,585.0           9,034.0          9,881.0          10,102.0
         9,750.0           9,189.0          9,975.0          10,177.0
         9,446.0           8,903.0          9,690.0           9,941.0
         9,835.0           9,269.0         10,170.0          10,295.0
         9,644.0           9,090.0          9,927.0          10,102.0
         9,779.0           9,217.0         10,066.0          10,241.0
        10,079.0           9,500.0         10,307.0          10,365.0
        10,756.0          10,137.0         10,883.0          10,795.0
        10,782.0          10,162.0         11,247.0          10,947.0
        11,063.0          10,427.0         11,388.0          11,034.0
        10,503.0           9,899.0         11,229.0          11,057.0
        10,894.0          10,267.0         11,616.0          11,339.0
        10,444.0           9,843.0         11,312.0          11,084.0
        11,411.0          10,755.0         11,827.0          11,404.0
        11,564.0          10,899.0         11,887.0          11,434.0
        11,785.0          11,107.0         11,864.0          11,402.0
        12,464.0          11,747.0         12,354.0          11,846.0
        13,104.0          12,351.0         12,485.0          11,857.0
        13,368.0          12,599.0         12,526.0          12,060.0
        13,126.0          12,371.0         12,249.0          11,880.0
        13,750.0          12,960.0         12,818.0          12,154.0
        13,801.0          13,008.0         13,116.0          12,528.0
        13,832.0          13,036.0         12,930.0          12,299.0
        13,013.0          12,265.0         12,331.0          11,765.0
        13,077.0          12,325.0         12,423.0          11,874.0
        12,848.0          12,109.0         12,305.0          11,976.0
        12,190.0          11,489.0         11,881.0          11,652.0
        12,593.0          11,869.0         12,284.0          11,990.0
        13,374.0          12,605.0         12,928.0          12,469.0
        13,408.0          12,637.0         12,686.0          12,196.0
        13,725.0          12,936.0         12,824.0          12,380.0
        13,233.0          12,472.0         12,246.0          11,932.0
        13,751.0          12,961.0         12,359.0          12,071.0
        13,548.0          12,769.0         12,488.0          12,252.0
        14,304.0          13,481.0         13,143.0          12,706.0
        14,869.0          14,014.0         13,358.0          13,043.0
        14,805.0          13,954.0         13,639.0          13,350.0
        14,796.0          13,945.0         13,968.0          13,783.0
        16,262.0          15,327.0         14,536.0          14,175.0
        17,401.0          16,400.0         15,292.0          14,698.0
        17,477.0          16,472.0         15,578.0          14,760.0
        18,428.0          17,368.0         15,955.0          15,260.0
        18,597.0          17,528.0         15,545.0          15,133.0
        19,702.0          18,569.0         16,224.0          15,734.0
        20,731.0          19,539.0         16,184.0          15,944.0
        21,255.0          20,033.0         16,418.0          16,386.0
        22,409.0          21,121.0         16,976.0          16,658.0
        23,599.0          22,242.0         17,180.0          16,813.0
        25,997.0          24,502.0         17,704.0          17,157.0
        27,356.0          25,783.0         17,943.0          17,572.0
        26,842.0          25,299.0         17,674.0          17,534.0
        23,718.0          22,354.0         16,477.0          16,735.0
        25,271.0          23,818.0         17,428.0          17,175.0
        27,563.0          25,978.0         18,188.0          18,083.0
        26,053.0          24,555.0         18,241.0          18,400.0
        25,964.0          24,471.0         19,268.0          19,604.0
        24,962.0          23,527.0         19,289.0          19,315.0
        26,055.0          24,557.0         20,012.0          20,277.0
        23,622.0          22,264.0         19,848.0          20,275.0
        20,381.0          19,209.0         19,003.0          19,461.0
        20,844.0          19,645.0         19,495.0          20,340.0
        23,766.0          22,399.0         21,199.0          21,603.0
        24,733.0          23,311.0         21,794.0          22,471.0
        25,621.0          24,148.0         23,952.0          24,181.0
        24,714.0          23,293.0         23,923.0          23,166.0
        25,841.0          24,355.0         25,299.0          24,375.0
        24,846.0          23,417.0         24,198.0          23,548.0
        25,042.0          23,602.0         24,557.0          24,262.0
        26,500.0          24,976.0         25,509.0          24,660.0
        26,118.0          24,616.0         25,025.0          24,832.0
        28,320.0          26,692.0         27,097.0          26,553.0
        29,813.0          28,098.0         28,319.0          27,736.0
        28,987.0          27,320.0         28,837.0          27,974.0
        27,937.0          26,331.0         27,539.0          27,375.0
        29,954.0          28,232.0         27,713.0          28,265.0
        27,103.0          25,544.0         26,638.0          27,803.0
        21,010.0          19,802.0         21,680.0          23,768.0
        22,422.0          21,133.0         23,703.0          25,062.0
        22,245.0          20,966.0         25,822.0          26,879.0
        23,293.0          21,953.0         27,111.0          28,408.0
        26,071.0          24,572.0         30,386.0          30,182.0
        26,426.0          24,906.0         29,204.0          31,186.0
        24,214.0          22,822.0         27,673.0          30,192.0
        25,350.0          23,892.0         28,448.0          31,296.0
        25,928.0          24,437.0         30,690.0          32,364.0
        25,474.0          24,009.0         30,825.0          31,688.0
        26,939.0          25,390.0         32,471.0          33,401.0
        25,945.0          24,453.0         31,783.0          32,503.0
        25,278.0          23,824.0         30,696.0          32,143.0
        25,430.0          23,967.0         29,747.0          31,413.0
        26,548.0          25,022.0         31,264.0          33,188.0
        30,109.0          28,377.0         32,906.0          34,045.0
        36,582.0          34,479.0         34,860.0          36,316.0
        36,600.0          34,496.0         33,877.0          34,827.0
        43,185.0          40,702.0         36,249.0          35,056.0
        43,003.0          40,531.0         39,283.0          37,841.0
        38,733.0          36,506.0         37,912.0          36,626.0
        35,902.0          33,837.0         37,438.0          35,703.0
        39,255.0          36,998.0         37,988.0          36,787.0
        39,243.0          36,987.0         38,588.0          36,244.0
        43,795.0          41,277.0         42,899.0          38,638.0
        42,236.0          39,808.0         42,607.0          36,790.0
        39,406.0          37,141.0         41,162.0          36,368.0
        31,793.0          29,965.0         38,055.0          33,392.0
        32,394.0          30,531.0         40,966.0          33,907.0
        34,283.0          32,311.0         41,879.0          34,798.0
        29,476.0          27,781.0         39,488.0          31,741.0
        26,092.0          24,592.0         36,554.0          29,656.0
        28,566.0          26,923.0         40,586.0          31,929.0
        28,829.0          27,171.0         41,532.0          32,055.0
        28,434.0          26,799.0         41,366.0          31,217.0
        26,654.0          25,121.0         40,749.0          30,694.0
        24,743.0          23,320.0         39,417.0          28,874.0
        21,336.0          20,109.0         34,513.0          26,453.0
        21,897.0          20,638.0         36,039.0          27,058.0
        24,156.0          22,767.0         38,720.0          29,022.0
        25,543.0          24,074.0         40,718.0          29,332.0
        25,293.0          23,838.0         40,502.0          28,786.0
        24,754.0          23,331.0         40,555.0          28,173.0
3/02    26,346.0          24,831.0         43,451.0          31,681.0



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Liberty Capital Opportunities Fund Class A is a class of Stein Roe Capital Opportunities Fund (the "fund"), a series of Liberty-Stein Roe Funds Investment Trust. The fund also offers class S shares. Performance highlights for the fund's class S shares are presented in a separate semiannual report.

Past performance cannot predict future investment returns. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares. Liberty Capital Opportunities Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. The S&P MidCap 400 Index is an unmanaged index that tracks performance of middle-capitalization US stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.
Source: Liberty Funds Distributor Inc., Morningstar.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.

--------------------------------------------------------------------------------


                    TOP 10 EQUITY HOLDINGS AS OF 3/31/02 (%)

              Kohl's                                             4.2
              Laboratory Corp. of America Holdings               3.3
              Expeditors International of Washington             3.1
              MGIC Investment                                    2.9
              Bed Bath & Beyond                                  2.9
              Harley-Davidson                                    2.8
              Investor Financial Services                        2.6
              Ambac Financial Group                              2.5
              Univision Communications                           2.5
              Lexmark International                              2.4

Holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.



--------------------------------------------------------------------------------
                    EQUITY PORTFOLIO HIGHLIGHTS AS OF 3/31/02
                                                                 S&P MidCap
                                                     Portfolio    400 Index

        Number of Holdings                                  58          400
        Dollar Weighted Median Market
          Capitalization ($mil.)                         5,074        2,733



--------------------------------------------------------------------------------
                   ECONOMIC SECTOR BREAKDOWN AS OF 3/31/02 (%)


[BAR CHART DATA]:

Consumer discretionary              33.0
Information technology              20.6
Financials                          16.2
Health care                         11.0
Industrials                         10.1



Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.



--------------------------------------------------------------------------------
           PORTFOLIO ASSET ALLOCATION AS OF 3/31/02 (% OF NET ASSETS)


[PIE CHART DATA]:

Bonds & Notes, Cash equivalents & other               3.5
Equities                                             96.5

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

MARCH 31, 2002 (UNAUDITED)

COMMON STOCKS - 96.5%                                                                                      SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 33.0%
AUTOMOBILES & COMPONENTS - 3.3%
AUTO PARTS & EQUIPMENT - 0.5%
Gentex Corp. (a) ...............................................................................           52,900     $ 1,567,427
                                                                                                                      -----------

MOTORCYCLE MANUFACTURERS - 2.8%
Harley-Davidson, Inc. ..........................................................................          150,000       8,269,500
                                                                                                                      -----------

HOTELS, RESTAURANTS & LEISURE - 8.6%
HOTELS - 2.5%
Extended Stay America, Inc. (a).................................................................          125,000       2,175,000
Four Seasons Hotels, Inc. ......................................................................          100,000       5,328,000
                                                                                                                      -----------
                                                                                                                        7,503,000
                                                                                                                      -----------

LEISURE FACILITIES - 3.5%
Carnival Corp. .................................................................................          150,000       4,897,500
International Speedway Corp., Class A ..........................................................          118,300       5,406,310
                                                                                                                      -----------
                                                                                                                       10,303,810
                                                                                                                      -----------

RESTAURANTS - 2.6%
Brinker International, Inc. (a).................................................................          150,000       4,861,500
Buca, Inc. (a)..................................................................................          150,000       2,725,500
                                                                                                                      -----------
                                                                                                                        7,587,000
                                                                                                                      -----------

MEDIA - 9.0%
BROADCASTING & CABLE - 6.5%
Cox Radio, Inc., Class A (a)....................................................................          175,000       4,970,000
Hispanic Broadcasting Corp. (a).................................................................          167,600       4,880,512
Univision Communications, Inc., Class A (a).....................................................          175,000       7,350,000
XM Satellite Radio Holdings, Inc., Class A (a)..................................................          150,000       2,065,500
                                                                                                                      -----------
                                                                                                                       19,266,012
                                                                                                                      -----------

PUBLISHING & PRINTING - 2.5%
Belo Corp., Class A ............................................................................           75,000       1,743,750
Tribune Co......................................................................................          125,000       5,682,500
                                                                                                                      -----------
                                                                                                                        7,426,250
                                                                                                                      -----------

RETAILING - 12.1%
COMPUTER & ELECTRONICS RETAIL - 1.2%
Electronics Boutique Holdings Corp. (a).........................................................          100,000       3,453,000
                                                                                                                       -----------

DEPARTMENT STORES - 4.2%
Kohl's Corp. (a)................................................................................          175,000      12,451,250
                                                                                                                      -----------

GENERAL MERCHANDISE STORES - 1.7%
Family Dollar Stores, Inc.......................................................................          150,000       5,026,500
                                                                                                                      -----------

SPECIALTY STORES - 5.0%
Bed Bath & Beyond, Inc. (a).....................................................................          250,000       8,437,500
Tiffany & Co. ..................................................................................          175,000       6,221,250
                                                                                                                      -----------
                                                                                                                       14,658,750
                                                                                                                      -----------



See notes to investment portfolio.

5


INVESTMENT PORTFOLIO - CONTINUED
--------------------------------------------------------------------------------


COMMON STOCKS - CONTINUED                                                                                  SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 2.0%
HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
PERSONAL PRODUCTS - 2.0%
Steiner Leisure Ltd. (a)........................................................................          275,000  $    5,929,000
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

ENERGY - 3.6%
OIL & GAS EXPLORATION & PRODUCTS - 3.6%
Apache Corp. ...................................................................................          100,000       5,688,000
Devon Energy Corp. .............................................................................          100,000       4,827,000
                                                                                                                      -----------
                                                                                                                       10,515,000
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

FINANCIALS - 16.2%
DIVERSIFIED FINANCIALS - 8.7%
Ambac Financial Group, Inc. ....................................................................          125,000       7,383,750
Federated Investors, Inc., Class B .............................................................          150,000       4,852,500
Investors Financial Services Corp. .............................................................          100,000       7,605,000
Moody's Corp. ..................................................................................           55,400       2,276,940
Raymond James Financial, Inc. ..................................................................          100,000       3,423,000
                                                                                                                      -----------
                                                                                                                       25,541,190
                                                                                                                      -----------

INSURANCE - 7.5%
INSURANCE BROKERS - 1.7%
Arthur J. Gallagher & Co........................................................................          150,000       4,915,500
                                                                                                                      -----------

PROPERTY & CASUALTY INSURANCE - 5.8%
Everest Re Group Ltd............................................................................           75,000       5,200,500
Fidelity National Financial, Inc. ..............................................................          125,000       3,296,250
MGIC Investment Corp. ..........................................................................          125,000       8,553,750
                                                                                                                      -----------
                                                                                                                       17,050,500
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE - 11.0%
HEALTH CARE EQUIPMENT & SERVICES - 6.3%
HEALTH CARE DISTRIBUTORS & SERVICES - 5.6%
AmerisourceBergen Corp. ........................................................................          100,000       6,830,000
Laboratory Corp. of America Holdings (a)........................................................          100,000       9,586,000
                                                                                                                      -----------
                                                                                                                       16,416,000
                                                                                                                      -----------

MANAGED HEALTH CARE - 0.7%
Caremark Rx, Inc. (a)...........................................................................          100,000       1,950,000
                                                                                                                      -----------

PHARMACEUTICALS & BIOTECHNOLOGY - 4.7%
BIOTECHNOLOGY - 3.2%
Gilead Sciences, Inc. (a).......................................................................          125,000       4,498,750
IDEC Pharmaceuticals Corp. (a)..................................................................           75,000       4,822,500
                                                                                                                      -----------
                                                                                                                        9,321,250
                                                                                                                      -----------

PHARMACEUTICALS - 1.5%
King Pharmaceuticals, Inc. (a)..................................................................          125,000       4,376,250
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS - 10.1%
CAPITAL GOODS - 3.3%
AEROSPACE & DEFENSE - 1.4%
InVision Technologies, Inc. (a).................................................................          100,000       4,020,000
                                                                                                                      -----------



See notes to investment portfolio.

6

INVESTMENT PORTFOLIO - CONTINUED
---------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - CONTINUED                                                                                  SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS - CONTINUED
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Fastenal Co. ...................................................................................           75,000     $ 5,649,000
                                                                                                                      -----------

COMMERCIAL SERVICES & SUPPLIES - 3.7%
DIVERSIFIED COMMERCIAL SERVICES - 3.7%
Corporate Executive Board Co. (a)...............................................................          150,000       5,626,650
Education Management Corp. (a)..................................................................          125,000       5,271,250
                                                                                                                      -----------
                                                                                                                       10,897,900
                                                                                                                      -----------

TRANSPORTATION - 3.1%
AIR FREIGHT & COURIERS - 3.1%
Expeditors International of Washington, Inc. ...................................................          150,000       9,150,000
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 20.6%
SOFTWARE & SERVICES - 7.1%
APPLICATION SOFTWARE - 5.2%
Activision, Inc. (a)............................................................................          100,000       2,983,000
Electronic Arts, Inc. (a).......................................................................           99,700       6,061,760
Mercury Interactive Corp. (a)...................................................................          100,000       3,765,000
Rational Software Corp. (a).....................................................................          149,800       2,371,334
                                                                                                                      -----------
                                                                                                                       15,181,094
                                                                                                                      -----------

INTERNET SOFTWARE & SERVICES - 0.8%
Internet Security Systems, Inc. (a).............................................................          100,000       2,285,000
                                                                                                                      -----------

INFORMATION TECHNOLOGY CONSULTING & SERVICES - 1.1%
SunGard Data Systems, Inc. (a)..................................................................          100,000       3,297,000
                                                                                                                      -----------

TECHNOLOGY HARDWARE & EQUIPMENT - 13.5%
COMPUTER STORAGE & PERIPHERALS - 2.4%
Lexmark International, Inc. (a).................................................................          125,000       7,147,500
                                                                                                                      -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.1%
Flextronics International Ltd. (a)..............................................................          200,000       3,650,000
Ingram Micro, Inc., Class A (a).................................................................          125,000       2,068,750
Jabil Circuit, Inc. (a).........................................................................          150,000       3,529,500
Mettler-Toledo International, Inc. (a)..........................................................          125,000       5,657,500
                                                                                                                      -----------
                                                                                                                       14,905,750
                                                                                                                      -----------

SEMICONDUCTOR EQUIPMENT - 0.9%..
LTX Corp. (a) ..................................................................................          100,000       2,719,000
                                                                                                                      -----------

SEMICONDUCTORS - 5.1%
Altera Corp. (a)................................................................................          200,000       4,374,000
Intersil Corp., Class A (a).....................................................................          100,000       2,835,000
Microchip Technology, Inc. (a)..................................................................          100,000       4,183,000
QLogic Corp. (a)................................................................................           75,000       3,714,000
                                                                                                                      -----------
                                                                                                                       15,106,000
                                                                                                                      -----------

TOTAL COMMON STOCKS
   (cost of $246,380,271).......................................................................                      283,885,433
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------



See notes to investment portfolio.



7


INVESTMENT PORTFOLIO - CONTINUED
---------------------------------------------------------------------------------------------------------------------------------


BONDS & NOTES -  0.7%                                                                                         PAR           VALUE
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 0.7%
U.S. Treasury Notes,
7.50% 05/15/02
   (cost of $2,037,813).........................................................................      $ 2,000,000     $ 2,037,813
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATION -  3.9%
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER - 3.9%
UBS Financial,
1.85% 04/01/02 (b)
   (cost of $11,580,000)........................................................................       11,580,000      11,580,000
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 101.1%
   (cost of $259,998,084) (c)...................................................................                      297,503,246
                                                                                                                      -----------

OTHER ASSETS & LIABILITIES, NET - (1.1)%........................................................                      (3,229,751)
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS - 100.0%.............................................................................                     $294,273,495
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Non-income producing.
(b)  Rate represents yield at time of purchase.
(c) Cost for both financial statement and federal income tax purposes is the same.



See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)


ASSETS:
Investments, at cost .........................................    $ 259,998,084
                                                                  -------------
Investments, at value ........................................      297,503,246
Cash .........................................................            2,132
Receivable for:
   Investments sold ..........................................          827,614
   Fund shares sold ..........................................           55,366
   Interest ..................................................           56,768
   Dividends .................................................           55,250
Deferred Trustees' compensation plan .........................            1,361
Other assets .................................................              249
                                                                  -------------
      Total Assets ...........................................      298,501,986
                                                                  -------------

LIABILITIES:
Payable for:
   Investments purchased .....................................        3,775,248
   Fund shares repurchased ...................................          194,435
   Management fee ............................................          186,448
   Administration fee ........................................           37,309
   Transfer agent fee ........................................           18,540
   Bookkeeping fee ...........................................            8,591
   Trustees' fee .............................................            1,516
Deferred Trustees' fee .......................................            1,361
Other liabilities ............................................            5,043
                                                                  -------------
      Total Liabilities ......................................        4,228,491
                                                                  -------------
NET ASSETS ...................................................    $ 294,273,495
                                                                  =============

COMPOSITION OF NET ASSETS:
Paid-in capital ..............................................    $ 279,491,439
Accumulated net investment loss ..............................       (1,178,165)
Accumulated net realized loss ................................      (21,544,941)
Net unrealized appreciation on investments ...................       37,505,162
                                                                  -------------
   NET ASSETS ................................................    $ 294,273,495
                                                                  =============

CLASS A:
Net assets ...................................................    $       1,212
Shares outstanding ...........................................               55
                                                                  -------------
Net asset value and redemption price per share ...............      $ 22.04 (a)
                                                                  =============
Maximum offering price per share ($22.04/0.9425) .............      $ 23.38 (b)
                                                                  =============

CLASS S:
Net assets ...................................................    $ 294,272,283
Shares outstanding ...........................................       13,285,679
                                                                  -------------
Net asset value, offering and redemption price per share .....    $       22.15
                                                                  =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)


INVESTMENT INCOME:
Dividends ....................................................   $    359,674
Interest .....................................................        127,288
                                                                 ------------
   Total Investment Income (net of foreign taxes withheld
      of $644) ...............................................        486,962
                                                                 ------------

EXPENSES:
Management fee ...............................................      1,058,103
Administration fee ...........................................        211,621
Distribution fee--Class A ....................................          --(a)
Service fee--Class A .........................................              2
Bookkeeping fee ..............................................         55,146
Transfer agent fee ...........................................        253,059
Trustees' fee ................................................          7,318
Other expenses ...............................................         80,757
                                                                 ------------
   Total Operating Expenses ..................................      1,666,006
Fees waived by Distributor--Class A ..........................             --(a)
Custody earnings credit ......................................         (2,523)
                                                                 ------------
   Net Operating Expenses ....................................      1,663,483
Interest expense .............................................            224
                                                                 ------------
   Net Expenses ..............................................      1,663,707
                                                                 ------------
Net Investment Loss ..........................................     (1,176,745)
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on:
   Investments ...............................................      1,480,432
   Foreign currency transactions .............................              8
                                                                 ------------
      Net realized gain ......................................      1,480,440
                                                                 ------------
Net change in unrealized appreciation/depreciation on:
   Investments ...............................................     58,729,705
   Foreign currency translations .............................            175
                                                                 ------------
   Net change in unrealized appreciation/depreciation ........     58,729,880
                                                                 ------------
Net Gain .....................................................     60,210,320
                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................   $ 59,033,575
                                                                 ============

(a)  Rounds to less than $1


See notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                       (UNAUDITED)
                                                                                       SIX MONTHS
                                                                                            ENDED       YEAR ENDED
                                                                                        MARCH 31,    SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                           2002             2001
                                                                                     ------------     ------------
OPERATIONS:
Net investment loss.............................................................     $ (1,176,745)    $ (3,202,686)
Net realized gain (loss) on investments and foreign currency ...................        1,480,440      (22,427,618)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency .........................................       58,729,880     (243,150,210)
                                                                                     ------------     ------------
Net Increase (Decrease) from Operations.........................................       59,033,575     (268,780,514)
                                                                                     ------------     ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains:
   Class A......................................................................               --             (141)
   Class S......................................................................               --      (73,355,611)
In excess of net realized capital gains:
   Class S .....................................................................               --          (52,113)
                                                                                     ------------     ------------
Total Distributions Declared to Shareholders....................................               --      (73,407,865)
                                                                                     ------------     ------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions ...............................................................              471            1,193
   Distributions reinvested ....................................................              --               141
   Redemptions .................................................................             (666)             --
                                                                                     ------------     ------------
     Net Increase (Decrease)....................................................             (195)           1,334
                                                                                     ------------     ------------

Class S:
   Subscriptions ...............................................................       46,922,307      280,922,404
   Distributions reinvested ....................................................              --        68,874,396
   Redemptions .................................................................      (68,128,576)    (315,247,817)
                                                                                     ------------     ------------
     Net Increase (Decrease)....................................................      (21,206,269)      34,548,983
                                                                                     ------------     ------------
Net Increase (Decrease) from Share Transactions.................................      (21,206,464)      34,550,317
                                                                                     ------------     ------------
Total Increase (Decrease) in Net Assets.........................................       37,827,111     (307,638,062)

NET ASSETS:
Beginning of period.............................................................      256,446,384      564,084,446
                                                                                     ------------     ------------
End of period (including accumulated net investment loss of
   of $(1,178,165) and $(1,420), respectively)..................................     $294,273,495     $256,446,384
                                                                                     ============     ============

CHANGES IN SHARES:
Class A:
   Subscriptions ...............................................................               24               32
   Issued for distributions reinvested..........................................              --                 5
   Redemptions .................................................................              (31)              --
                                                                                     ------------     ------------
     Net Increase (Decrease)....................................................               (7)              37
                                                                                     ------------     ------------

Class S:
   Subscriptions ...............................................................        2,288,804        9,912,468
   Issued for distributions reinvested..........................................               --        2,414,127
   Redemptions .................................................................       (3,323,902)     (11,359,592)
                                                                                     ------------     ------------
     Net Increase (Decrease)....................................................       (1,035,098)         967,003
                                                                                     ------------     ------------


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002 (UNAUDITED)



NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Stein Roe Capital Opportunities Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers two classes of shares: Liberty Capital Opportunities Fund Class A ("Class A") and Class S. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares as described in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate semiannual report.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

    Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

    Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

    Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

    Security transactions are accounted for on the date the securities are purchased, sold or mature.

    Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class A 12b-1 service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

    Class A per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the period by the service and distribution fees applicable to Class A shares.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

    At September 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

        YEAR OF                              CAPITAL LOSS
      EXPIRATION                             CARRYFORWARD
      ----------                             ------------
         2009                                 $5,340,814

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

    Additionally, $15,815,990 of net capital losses attributable to security transactions, incurred after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's current taxable year.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

--------------------------------------------------------------------------------


OTHER
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty exists, income on securities is net of all tax withholdings with any rebates recorded when received.

--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Fund and receives a monthly fee as follows:

     Average                       Annual
Daily Net Assets                 Fee Rate
-----------------------------------------
First $500 million                  0.75%
Next $500 million                   0.70%
Next $500 million                   0.65%
Over $1.5 billion                   0.60%

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:
The Advisor also provides accounting and other services for a monthly fee as follows:

      Average                      Annual
Daily Net Assets                 Fee Rate
-----------------------------------------
First $500 million                 0.150%
Next $500 million                  0.125%
Over $1 billion                    0.100%

BOOKKEEPING FEE:
The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

    Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the six months ended March 31, 2002, the Fund has been advised that the Distributor did not retain any net underwriting discounts on sales of the Fund's Class A shares.

    The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets as of the 20th of each month attributable to Class A shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average daily net assets attributable to Class A shares. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

    The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

--------------------------------------------------------------------------------


OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

    The Fund has an agreement with its custodian bank under which $2,523 of custody fees were reduced by balance credits for the six months ended March 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

--------------------------------------------------------------------------------


NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
For the six months ended March 31, 2002, purchases and sales of investments, other than short-term obligations, were $165,848,768 and $194,367,549, respectively.

    Unrealized appreciation (depreciation) at March 31, 2002, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation       $43,053,365
Gross unrealized depreciation        (5,548,203)
                                    -----------
Net unrealized appreciation         $37,505,162
                                    ===========
OTHER:
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

    The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

    Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contracts is closed or expires. As of March 31, 2002, the Fund did not have any open futures contracts.

--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

The Trust and SR&F Base Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time. During the six months ended March 31, 2002, the Fund had borrowings of $3,000,000 at 2.6875%.

--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the six months ended March 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $16,220.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

LIBERTY CAPITAL OPPORTUNITIES FUND - CLASS A SHARES


Selected data for a share outstanding throughout each period is as follows:

                                                                                   (UNAUDITED)
                                                                                    SIX MONTHS
                                                                                         ENDED        YEAR ENDED     PERIOD ENDED
                                                                                     MARCH 31,     SEPTEMBER 30,    SEPTEMBER 30,
                                                                                          2002              2001          2000 (a)
                                                                                    ----------       -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................       $    17.85       $     42.21      $     39.22
                                                                                    ----------       -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)......................................................            (0.11)            (0.27)           (0.09)
Net realized and unrealized gain (loss) on investments
   and foreign currency......................................................             4.30            (18.55)            3.08
                                                                                    ----------       -----------      -----------
   Total from Investment Operations..........................................             4.19            (18.82)            2.99
                                                                                    ----------       -----------      -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains......................................................               --             (5.54)              --
                                                                                    ----------       -----------      -----------
NET ASSET VALUE, END OF PERIOD...............................................       $    22.04       $     17.85      $     42.21
                                                                                    ==========       ===========      ===========
Total return (c)(d)..........................................................           23.47%(e)       (49.49)%            7.62%(e)
                                                                                    ==========       ===========      ===========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f).................................................................            1.42%(g)          1.46%            1.56%(g)
Net investment loss (f)......................................................          (1.08)%(g)        (1.09)%          (1.28)%(g)
Portfolio turnover rate......................................................              60%(e)           164%             119%
Net assets, end of period (000's)............................................       $        1       $         1      $         1

(a) Class A shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.


                       This page intentionally left blank

TRANSFER AGENT
--------------------------------------------------------------------------------


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Capital Opportunities Fund Class A is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Liberty Capital Opportunities Fund Class A. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Semiannual Report:
Liberty Capital Opportunities Fund Class A


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LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.



LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.



Liberty Capital Opportunities Fund Class A  SEMIANNUAL REPORT, MARCH 31, 2002


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LIBERTY FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2002 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA  02111-2621




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                                                 720-03/371J-0302 (05/02) 02/733